UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2025

PULMONX CORPORATION
(Exact name of Registrant as Specified in Its Charter)

Delaware		001-39562	77-0424412
(State or Other Jurisdiction		(Commission File Number)	(IRS Employer
of Incorporation)			Identification No.)
700 Chesapeake Drive
Redwood City,	CA		94063
(Address of Principal Executive Offices)			(Zip Code)
(650)364-0400
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	LUNG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 22, 2025, Pulmonx Corporation (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). A total of 33,322,365 shares of the Company’s common stock were present or represented by proxy at the Annual Meeting, which represented approximately 82.79% of the Company’s 40,247,480 shares of common stock that were outstanding and entitled to vote at the meeting as of the record date of March 25, 2025. At the Annual Meeting, the stockholders of the Company considered the three proposals outlined below, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 8, 2025 (the “Proxy Statement”).

Proposal 1 – Election of Directors

The stockholders elected each of the three nominees for Class II director to serve until the Company’s 2028 Annual Meeting of Stockholders and until their successor has been elected and qualified. The voting results were as follows:

	For	Withheld	Broker Non-Votes
Richard M. Ferrari	16,967,158	11,954,625	4,400,582
Daniel P. Florin	21,067,949	7,853,834	4,400,582
Steven S. Williamson	21,336,518	7,585,265	4,400,582

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders ratified the appointment of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The voting results were as follows:

For	Against	Abstain
33,032,895	282,772	6,698

There were no broker non-votes with respect to Proposal 2.

Proposal 3 – Non-Binding Advisory Vote to Approve the Company’s Executive Compensation

The stockholders approved, on a non-binding advisory basis, the Company’s executive compensation as disclosed in the Proxy Statement. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
14,708,726	14,202,629	10,428	4,400,582

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pulmonx Corporation

Dated: May 22, 2025

By:	/s/ David Lehman
David Lehman
General Counsel